UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  April 3, 2006

                             C&D Technologies, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                        1-9389                     13-3314599
--------------------------     ------------------             ------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


1400 Union Meeting Road,
Blue Bell, Pennsylvania                                           19422
---------------------------------------                        ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (215) 619-2700

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act
     (17 CFR 230.425)
[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange  Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into Material Definitive Agreements.
---------         -----------------------------------------

On April 3, 2006, C&D Technologies (CPS) LLC (formerly Dynamo Power System (USA)
LLC) and C&D Technologies, Inc. ("C&D") entered into an agreement with Celestica Hong Kong Limited, an affiliate of Celestica ("Celestica"), a leading electronics manufacturing services firm, to terminate the existing Agreement for Manufacture dated September 30, 2004 ("Agreement for Manufacture"), by which Celestica manufactures DC/DC and AC/DC power supplies for C&D, and to settle all outstanding claims between the parties arising out of the existing Agreement for Manufacture.

This   decision  has  been  reached  in  accordance   with  C&D's   strategy  of
consolidating its supply base to contract manufacturers concentrating on the manufacture of power supplies and related technologies.

Under the terms of the new agreement, Celestica has agreed to retain prices at their current levels through the end of production and to support C&D's efforts to ensure that certain electronic power supplies manufactured by Celestica comply with the European Union Restriction on the Use of Hazardous Substances Directive by the July 1, 2006 compliance deadline. C&D has agreed to guarantee Celestica an undisclosed level of revenue from a final production forecast that Celestica will fulfill and to purchase any remaining excess or obsolete
inventory   resulting  from  the  transfer  of  manufacturing   operations  from
Celestica.

C&D plans to have completed the wind down of manufacturing operations with Celestica and the transfer of those operations by the end of September 2006.

A copy of the press release announcing the agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.


Item 1.02         Termination of a Material Definitive Agreement.
---------         -----------------------------------------------

In connection with the agreement reported under Item 1.01 of this Form 8-K current report, C&D and Celestica have agreed to terminate the Agreement for Manufacture dated September 30, 2004 in accordance with the terms of the new agreement. Under the terminated Agreement for Manufacture , Celestica manufactured DC/DC and AC/DC power supplies for C&D.

Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------
The following exhibits are filed herewith:

Exhibit No.                        Exhibit Description
----------                         -------------------

99.1                    Press Release dated April 3, 2006 (filed herewith)


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              C&D TECHNOLOGIES, INC.


                                               By: /s/ Ian J. Harvie
                                               ---------------------------------
                                               Ian J. Harvie, Vice President and
                                               Chief Financial Officer



Date:  April 6, 2006

                                  EXHIBIT INDEX

Exhibit No.                   Exhibit Description
-----------                   -------------------

99.1                          Press Release dated April 3, 2006 (filed herewith)